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                                                                   Exhibit 23.1





                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Basin Exploration, Inc.'s previously filed registration statements File Nos. 33-63528 and 333-36143.





                                        /s/ ARTHUR ANDERSEN LLP


Denver, Colorado
  March 27, 1998.